Exhibit 10.30

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		CONTRACT ID CODE D	PAGE OF 1	PAGES 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REG. NO	5. PROJECT NO. (if applicable)
P00005	SEE BLOCK 16C	04PR04936-01	N.A.

6. ISSUED BY CODE	N00014	7. ADMINISTERED BY (if other than item 6)	CODE SCD-C	S1103A

OFFICE OF NAVAL RESEARCH ONR 251: Cheryl De Lisle (703)696-2571 E-mail cheryl_delisle@onr.navy.mil BALLSTON CENTRE TOWER ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660			DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(Ö) 9.A. AMENDMENT OF SOLICITATION NO. N.A.

CREE INC 4600 SILICON DRIVE DURHAM, NC 27703			☐ 9B. DATED (SEE ITEM 11)

☐ 10A. MODIFICATION OF CONTRACT/ORDER NO. N00014-02-C-0302

CODE 0C9J8	FACILITY CODE		10B. DATED (SEE ITEM 13) 28-Jun-02

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by on of the following methods: (a) By completing items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of the amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

SEE THE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRTACTS/ORDERS

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED ITEM 14.

(Ö) ☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

☒	D. OTHER (Specify type of modification and authority) Unilateral Modification (FAR 43.103(b)) Issued Pursuant to FAR 52.217-9 Option to Extend the Term of Contract

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return _ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to (1) exercise the Option Effort (CLINs 0004-0006) and (2) provide funding in the amount of $1,889,103.00 to fully fund the Option Effort under contract N00014-02-C-0302.

                                         (SEE NEXT PAGE)

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) WADE D. WARGO Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		BY /s/ Wade Wargo	12/23/2003
(Signature of person authorized to sign)		(Signature of Contracting Officer)

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)		30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

EFFECTIVE AS THE DATE OF THIS MODIFICATION:

1.	Option Effort of Section B – Supplies or Services and Prices/Costs is hereby exercised and the total estimated contract consideration is revised as follows:

OPTION EFFORT

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED GOVERNMENT COST SHARE	ESTIMATED CONTRACTOR COST SHARE	TOTAL ESTIMATED COSTS
0004	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.1 and C.3.	$1,889,103	[***]	[***]
	000401: AC $1,889,103.00
0005	Deliverables for Quarters 7-8 in accordance with Attachment Number 2			NSP
0006	Reports and Data in accordance with Exhibit A (DD Form 1423)			NSP

TOTAL ESTIMATED CONTRACT CONSIDERATION		$1,889,103.00	[***]	[***]

2.	The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheet.

3.	The Contractor shall accomplish the work for CLINs 0004-0006 (Option Effort) during the period from date of execution of this modification through six months thereafter.

This modification increases the total estimated contract consideration by [***], which includes an estimated Government Cost Share of $1,889,103 and an estimated Contractor Cost Share of [***].

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT

Award Number: N00014-02-C-0302

Modification Number: P00005

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

FINANCIAL ACCOUNTING DATA SHEET – NAVY

1. CONTRACT NUMBER (CRITICAL) N0001402C0302			2. SPIN (CRITICAL)			3. MOD (CRITICAL) P00005				4. PR NUMBER 04PRO4936-01						PAGE 1 OF 1

	6. LINE OF ACCOUNTING													7. AMOUNT (CRITICAL	)	NAVY INTERNAL USE ONLY REF DOC/ACRN
CLIN/SLIN	A. ACRN (CRITICAL)	B. APPROPRIATION (CRITICAL)	C. SUBHEAD (CRITICAL)	D. OBJ CLA	E. PARM	F. RFM	G. SA	H. AAA (CRITICAL)	I. IT	J. PAA	K. COST CODE
											PROJ UNIT	MCC	PDU & SUF

	AC	9740400	1304	255	RA	313	0	068342	2D	000000	R4Y10	000	N132	$1,889,103.00		PR#04PRO4936- 01FRC:A110

	PAGE TOTAL GRAND TOTAL													$1,889,103.00 $1,889,103.00

PREPARED/AUTHORIZED BY:	COMPTROLLER APPROVAL:
DATE:	FOR FISCAL DATA AND SIGNATURE
	BY:	for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:

ONR AWARD FORM (2/00) – version 1.1